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                                                                    EXHIBIT 23.2


INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Amendment No. 1 to Registration Statement
No. 333-28817 of Synthetic Industries, Inc. on Form S-4 of our report dated November 12, 1996, appearing in the Joint Proxy Statement and Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the headings "Selected Consolidated Financial Information" and "Experts" in such Joint Proxy Statement and Prospectus.

DELOITTE & TOUCHE LLP
New York, New York

August   , 1997